497(d)



                                FT 284
                      Iowa Equity Growth Trust Series

          Supplement to the Prospectus dated October 21, 1998

Notwithstanding anything to the contrary in the Prospectus, broker/dealers or other selling agents will receive an additional volume concession or agency commission of .30% of the Public Offering Price on all primary market purchases of Units of the Trusts contained in FT 284 subsequent to October 29, 1998 if such broker/dealers or other selling agents have aggregate purchases of Trust Units from the Sponsor on the Initial Date of Deposit of at least $100,000 or $250,000 on any day thereafter, or if such broker/dealers or other selling agents were entitled to receive such additional volume concession or agency commission based on their sales of units of the trust or trusts contained in FT 233, FT 250, FT 253, FT 259, FT 273, FT 274,
FT 275, FT 276 or FT 291.

October 30, 1998